UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2013

 AFFINITY GOLD CORP.
(Exact name of registrant as specified in its chapter)

 Nevada
(State or other jurisdiction
of incorporation

 333-142890
(Commission
File Number)

 26-4152475
(IRS Employer
Identification No.)

 13570 Grove Dr., #310
Maple Grove, MN
(Address of principal executive offices)

 55311
(Zip Code)

Registrant's telephone number, including area code 763-424-4754

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act

        (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

        (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

         (17 CRF 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2013, our Board of Directors accepted the resignation of Corey J. Sandberg as our Corporate Secretary. In addition, on the same date, our Board of Directors accepted the consent to act of Craig S. Laughlin and appointed Mr. Laughlin as our non-executive Corporate Secretary and a director of our company.

Biography of Craig Laughlin

Mr. Craig S. Laughlin (age 63) is the founder and President of SRC Funding, Inc., a private company owned by Mr. Laughlin through which he has provided business consulting services and engaged in private investment activity since 1991. During the past 22 years, Mr. Laughlin has served as an officer and director of numerous public companies through which he has structured reverse mergers and funding transactions for micro-cap private companies.  Mr. Laughlin currently serves as the Chief Executive Officer, President, Chief Financial Officer, Secretary and Treasurer of HPC Acquisitions, Inc., a reporting issuer posted for trading on the OTCQB that is seeking an acquisition; and as the Chief Executive Officer, President and Chief Financial Officer of Renewable Energy Acquisition Corp., a reporting issuer seeking an acquisition in the renewable energy space. From August 2002 to July 2006, Mr. Laughlin served as an officer and director of Simplagene USA Inc. (now Dinewise, Inc.) where he managed a self-underwritten initial public offering.  From June 2005 to April 2006, Mr. Laughlin served as a director of Dotronix, Inc., and served as its President and Chief Financial Officer from October 2005 to April 2006, where he was involved in spinning off a legacy business and preparing the company to acquire a new operating business dealing in over-the-counter health care products.  Mr. Laughlin obtained his Bachelor of Arts (Psychology) from Macalester College located in St. Paul, Minnesota in 1972.

Item 7.01  Regulation FD Disclosure

On November 13, 2013, we issued a press release announcing that Craig S. Laughlin has been appointed as our non-executive Corporate Secretary and a director of our company.

A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro forma Financial Information

Not applicable.

(c) Shell Company Transaction

Not applicable.

(d) Exhibits

Exhibit No.  Description of Exhibit

99.1     Press Release dated November 13, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     November 13, 2013

AFFINITY GOLD CORP.

By:     /s/ Corey Sandberg

Name:   Corey Sandberg

Title:    President, CEO & Director